Exhibit 99.1

Surf Air Mobility Reports Revenue Growth In Third Quarter 2023

and Maintains Full Year Guidance

Third Quarter 2023 GAAP Revenue of $21.9 million and Pro Forma1 Revenue of

$28.9 million, up 6.2% on a pro forma basis Year-Over-Year and On Track To Meet Full-year 2023 Guidance

LOS ANGELES, November 14, 2023 – Surf Air Mobility Inc. (NYSE: SRFM) (“Surf Air”), the air mobility platform transforming regional flying through electrification, today reported its third quarter results and announced that it remains on track to meet its full year 2023 guidance. Please visit the Surf Air Mobility investor relations website at investors.surfair.com for more information and to listen to the accompanying earnings call.

BUSINESS HIGHLIGHTS

●
Completed public listing on the NYSE, allowing Surf Air to close our merger with Southern Airways and solidify our contractual agreements with strategic partners Textron Aviation, Jetstream Aviation Capital, and GEM Global Yield.
●
Confirmed our order with Textron Aviation and paid the deposit for the purchase of 100 Cessna Grand Caravan EX aircraft, with 11 to be delivered into service during 2024. These aircraft will both expand our fleet and will help alleviate some of the supply chain issues we, and other airlines, are facing.
●
Saw a sizable increase in our On-Demand business with 63% growth in flights year-over-year for the third quarter on a pro forma basis, and 55% growth in flights year-over-year for the nine months year-to-date on a pro forma basis.
●
Made significant progress on the buildout of our Electrification business by finalizing a data license agreement with Textron Aviation, thus de-risking the electrification timeline.
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Advanced the engineering and design specifications of our electrification program in collaboration with our lead partner, AeroTEC. Additionally, we are actively engaging with supply chain vendors to source the key components for our electrified powertrain.
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Finalized our exclusive sales and marketing agreement with Textron Aviation that Surf Air anticipates will activate a viable channel to significant market share with our electrified powertrains.
●
Forged a partnership with REGENT -- a company pioneering all-electric Seaglider airships – not only to be their launch customer (in Hawaii), but also to establish a base of operations for passenger service in South Florida, the Bahamas, and the Caribbean.
●
Restructured our funding facility with GEM with new terms providing more flexibility in how, and when, Surf Air makes cash draws, providing on-going access to up to $400 million of capital.

“We are making solid progress toward our long-term goal of expanding the airline network and advancing our electrified aircraft program with proprietary powertrain technology. Over time, this will enable us to bring other innovative electric aircraft to market, lowering operating costs and driving growth for the entire regional air mobility market,” said Stan Little, Surf Air’s Chief Executive Officer.”

THIRD QUARTER FINANCIAL HIGHLIGHTS

Our acquisition of Southern Airways closed on July 27, 2023, and Surf Air Mobility has reflected the results of Southern Airways operations in our financial statements included in our quarterly report Form 10-Q as of the acquisition date according to GAAP. Additionally, Surf Air Mobility is providing unaudited pro forma results for the period ended September 30, 2023, on a quarterly and year-to-date basis, which assumes the Southern acquisition closed as of the beginning of the fiscal year.

●
Revenue
●
GAAP revenue of $21.9 million and Pro forma1 revenue of $28.9 million for 3Q23, up 6.2% year-over-year on a pro forma basis, and GAAP revenue of $33.7 million and Pro forma1 revenue of $85.4 million for the nine months year-to-date, up 17.3% year-over-year on a pro forma basis.
●
Net Loss
●
GAAP Net loss of $(74.6) million for 3Q23, compared to $(21.1) million for the same period of the prior year. GAAP Net loss of $(139.7) million for nine months year-to-date, compared to $(50.5) million for the same period of the prior year.
●
Pro forma Net loss of $(50.8) million for 3Q23, compared to $(13.3) million for the same period of the prior year. Pro forma Net loss of $(77.5) million for nine months year-to-date, compared to $(72.1) million for the same period of the prior year.
●
Pro forma Adjusted EBITDA2
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Pro forma Adjusted EBITDA of $(14.7) million for 3Q23, compared to $(10.2) million for the same period of the prior year.
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Pro forma Adjusted EBITDA of $(32.5) million for nine months year-to-date, compared to $(25.8) million for the same period of the prior year.
●
See the Pro forma Adjusted EBITDA table for the reconciliation from Pro forma Net Loss to Pro forma Adjusted EBITDA.

FULL YEAR 2023 FINANCIAL OUTLOOK

●
GAAP Revenue, which assumes operating results for Surf Air for the full year 2023 period and Southern for the period July 28, 2023 through December 31, 2023, in the range of $54.5 million to $59.5 million.
●
Pro forma1 Revenue, which assumes pro forma operating results for both Surf Air and Southern for the full year of 2023, in the range of $107.5 million to $112.5 million, as compared to $100.6 million for the full year 2022, up 6.9% - 11.8%. As mentioned in the Company's second quarter earnings release, our guidance reflects lower growth for the second half of 2023; primarily due to supply chain constraints; the closure of the Marianas Joint Venture in Guam effective March 31, 2023; and, limited fleet expansion due to aircraft availability. We expect this to be resolved as part of the Textron Aviation fleet order.
●
Pro forma Adjusted EBITDA2, which assumes pro forma operating results for both Surf Air and Southern for the full year of 2023, in the range of $(46.3) million to $(56.3) million, which excludes the expected impact of stock-based compensation, and one-time direct listing related expenses, as compared to $(28.8) million for period year of 2022. The expected decrease in pro forma adjusted EBITDA in 2023, as compared to 2022, is driven by incremental investments in technology and electrification R&D, sales and marketing, and G&A expenses primarily associated with expenses related to public company readiness and the company’s Southern transaction.

ABOUT SURF AIR MOBILITY

Surf Air Mobility is a Los Angeles-based regional air mobility platform expanding the category of regional air travel to reinvent flying through the power of electrification. In an effort to substantially reduce the cost and environmental impact of flying and as the operator of the largest commuter airline in the US, Surf Air Mobility intends to develop powertrain technology with its commercial partners to electrify existing fleets and bring electrified aircraft to market at scale. The management team has deep experience and expertise across aviation, electrification, and consumer technology. For more information please see the company’s investor presentation on our investor relations website.

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements about: Surf Air Mobility’s ability to anticipate the future needs of the air mobility market; future trends in the aviation industry, generally; Surf Air Mobility’s future growth strategy and growth rate and its ability to access its financings, grow its fleet. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: Surf Air Mobility’s future ability to pay contractual obligations and liquidity will depend on operating performance, cash flow and ability to secure adequate financing; Surf Air Mobility’s limited operating history and that Surf Air Mobility has not yet manufactured any hybrid-electric or fully-electric aircraft; the powertrain technology Surf Air Mobility plans to develop does not yet exist; the inability to maintain and strengthen the Surf Air, Southern and Mokulele brands and their reputations as regional airlines; any accidents or incidents involving hybrid-electric or fully-electric aircraft; the inability to accurately forecast demand for products and manage product inventory in an effective and efficient manner; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility’s development of hybrid-electric and fully-electric powertrains, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility’s growth; the inability of Surf Air Mobility’s customers to pay for Surf Air Mobility’s services; the inability of Surf Air Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air, Southern or Surf Air Mobility; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in the prospectus. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although Surf Air Mobility believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Surf Air Mobility cannot guarantee future results, level of activity, performance or achievements and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements and financial projections. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Surf Air Mobility does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional information regarding these and other factors that could affect SAM’s results is included in SAM’s SEC filings, which may be obtained by visiting the SEC’s website at www.sec.gov or the investor relations page on SAM’s website at https://investors.surfair.com under the “Financials—SEC Filings” section. Information contained on, or that is referenced or can be accessed through, our website does not constitute part of this document and inclusions of any website addresses herein are inactive textual references only.

The SEC’s website at www.sec.gov or the investor relations page on Surf Air’s website at https://investors.surfair.com under the “Financials—SEC Filings” section. Other information contained on, or that is referenced or can be accessed through, our website does not constitute part of this document and inclusions of any website addresses herein are inactive textual references only.

Footnotes:

(1) Use of Pro Forma Results: Surf Air Mobility financial results for 2023 quarterly, year-to-date, and comparable periods for 2022 are derived by combining the historical financial statements of Surf Air and the historical financial statements of Southern, as if the acquisition of Southern occurred on January 1, 2022.

(2) Use of Non-GAAP Financial Measures: Surf Air Mobility uses Adjusted EBITDA to identify and target operational results which is beneficial to management and investors in evaluating operational effectiveness. Pro Forma Adjusted EBITDA is a supplemental measure of Surf Air Mobility’s performance that is not required by, or presented in accordance with, U.S. GAAP. Pro Forma Adjusted EBITDA is not a measurement of Surf Air Mobility’s financial performance under U.S. GAAP and should not be considered as an alternative to net income (loss) or any other performance measure derived in accordance with U.S. GAAP. Surf Air Mobility’s calculation of this non-GAAP financial measure may differ from similarly titled non-GAAP measures, if any, reported by other companies. This non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP.

Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

Surf Air Mobility presents Pro Forma Adjusted EBITDA because it considers this measure to be an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in its industry. Management believes that investors’ understanding of Surf Air Mobility’s performance is enhanced by including this non-GAAP financial measure as a reasonable basis for comparing its ongoing results of operations.

Unaudited Condensed Consolidated Balance Sheets as of September 30, 2023 and December 31, 2022:

	September 30, 2023	December 31, 2022
Assets:
Current assets:
Cash	$5,916	$6
Accounts receivable, net	3,916	161
Prepaid expenses and other current assets	18,202	7,755
Total current assets	28,034	7,922
Restricted cash	909	906
Property and equipment, net	49,223	624
Intangible assets, net and other assets	34,568	3,102
Operating lease right-of-use assets	13,161	1,143
Finance lease right-of-use assets	1,415	—
Goodwill	58,164	—
Total assets	$185,474	$13,697
Liabilities, Redeemable Convertible Preferred Shares and Shareholders’ Deficit:
Current liabilities:
Accounts payable	$19,998	$12,891
Accrued expenses and other current liabilities	46,379	14,740
Deferred revenue	16,365	7,820
Current maturities of long-term debt	2,942	—
Operating lease liabilities, current	4,306	903
Finance lease liabilities, current	228	—
SAFE notes at fair value, current	27	149
Convertible notes at fair value, current	—	15,948
Due to related parties, current	14,237	4,947
Total current liabilities	$104,482	$57,398
Long-term debt, net of current maturities	$23,566	$—
Convertible notes at fair value, long term	7,544	13,148
Operating lease liabilities, long term	6,286	246
Finance lease liabilities, long term	1,207	—
SAFE notes at fair value, long term	—	24,565
Due to related parties, long term	1,708	—
Other long-term liabilities	12,383	9,762
Total liabilities	$157,176	$105,119
Commitments and contingencies (Note 14):
Redeemable convertible preferred shares $0.001 par value; 0 and 263,459,277 shares authorized as of September 30, 2023 and December 31, 2022, respectively; 0 shares issued and outstanding as of September 30, 2023 and 229,144,283 shares issued and outstanding as of December 31, 2022, respectively; and aggregate liquidation preference of $0 as of September 30, 2023 and $178,608 as of December 31, 2022, respectively	$—	$130,667
Shareholders’ equity (deficit):
Class B-6s convertible preferred shares, $0.001 par value; 0 authorized shares as of September 30, 2023 and 98,799,158 authorized shares as of December 31, 2022; 0 shares issued and outstanding as of September 30, 2023 and 71,478,742 shares issued and outstanding as of December 31, 2022, respectively	$—	$3,414
Preferred Stock, $0.0001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	—	—
Common shares, $0.0001 par value; 800,000,000 and 35,803,199 shares authorized as of September 30, 2023 and December 31, 2022, respectively; 73,486,976 shares issued and outstanding as of September 30, 2023 and 12,487,438 shares issued and outstanding as of December 31, 2022, respectively	7	1
Additional paid-in capital	519,832	126,335
Accumulated deficit	(491,541)	(351,839)
Total shareholders’ equity/(deficit)	$28,298	$(222,089)
Total liabilities, redeemable convertible preferred shares and shareholders’ equity/(deficit)	$185,474	$13,697

Unaudited Condensed Consolidated Statements of Operations for the Three Months And Nine Months Ended September 30, 2023: (in thousands, except share and per share data):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$21,967	$5,082	$33,669	$14,378
Operating expenses:
Cost of revenue, exclusive of depreciation and amortization	20,610	6,216	34,309	17,484
Technology and development	2,877	730	4,506	2,188
Sales and marketing	4,529	1,382	7,850	3,645
General and administrative	55,618	7,605	73,354	25,682
Depreciation and amortization	1,356	256	1,875	771
Total operating expenses	84,990	16,189	121,894	49,770
Operating loss	$(63,023)	$(11,107)	$(88,225)	$(35,392)
Other income (expense):
Changes in fair value of financial instruments carried at fair value, net	$(10,926)	$(9,748)	$(49,426)	$(20,052)
Interest expense	(935)	(4)	(1,632)	(528)
Gain (loss) on extinguishment of debt	63	—	(326)	5,951
Other expense	(3,359)	(281)	(3,664)	(519)
Total other income (expense), net	$(15,157)	$(10,033)	$(55,048)	$(15,148)
Loss before income taxes	(78,180)	(21,140)	(143,273)	(50,540)
Income tax benefit	(3,571)	—	(3,571)	—
Net loss	$(74,609)	$(21,140)	$(139,702)	$(50,540)
Net loss per share applicable to ordinary shareholders, basic and diluted	$(1.36)	$(1.51)	$(5.03)	$(3.85)
Weighted-average number of common shares used in net loss per share applicable to ordinary shareholders, basic and diluted	54,695,009	13,998,411	27,775,172	13,133,743

Unaudited Pro Forma Financial Measures; Revenue, Net Loss, and the Reconciliation of Pro forma Net Loss to Pro forma Adjusted EBITDA for the Three Months and Nine Months Ended September 30, 2023 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$28,882	$27,197	$85,446	$72,849
Net loss	$(50,751)	$(13,314)	$(77,542)	$(72,133)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2023	2022	2023	2022
Net loss	$(50,751)	$(13,314)	$(77,542)	$(72,133)
Addback:
Depreciation and amortization	2,315	1,916	6,201	5,161
Interest expense	1,127	784	3,730	2,227
Income tax expense (benefit)	(1)	(22)	(268)	(7,244)
Stock-based compensation expense	32,586	446	35,385	10,447
Share settlement for contract termination	—	—	—	3,175
Changes in fair value of financial instruments carried at fair value	—	—	—	11,111
Transaction costs	—	—	—	21,490
Adjusted EBITDA - Pro forma	(14,724)	(10,190)	(32,494)	(25,766)